FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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PETROLEUM & RESOURCES CORPORATION
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Petroleum & Resources Corporation
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

Investing in resources for the future®

annual report 2012

2012 AT A GLANCE

THE FUND

•	a closed-end equity investment company specializing in energy and resources stocks
•	objectives:	preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	annual distribution rate of at least 6%
•	low turnover

STOCK DATA (12/31/12)

NYSE Symbol	PEO
Market Price	$23.92
52-Week Range	$22.08–$27.26
Discount	14.1%
Shares Outstanding	26,325,601

SUMMARY FINANCIAL INFORMATION

	Year Ended December 31,
	2012	2011
Net asset value per share	$27.84	$28.58
Total net assets	732,988,462	732,810,692
Unrealized appreciation	284,191,650	302,253,570
Net investment income	12,359,977	10,208,955
Net realized gain	30,465,396	39,332,517
Total return (based on market price)	4.3%	(2.3)%
Total return (based on net asset value)	4.0%	0.3%
Ratio of expenses to average net assets	0.65%	0.56%
Annual distribution rate	6.4%	7.1%

2012 DIVIDENDS AND DISTRIBUTIONS

Paid	Amount (per share)	Type
March 1, 2012	$0.05	Long-term capital gain
March 1, 2012	0.01	Short-term capital gain
March 1, 2012	0.04	Investment income
June 1, 2012	0.10	Investment income
September 1, 2012	0.10	Investment income
December 27, 2012	1.12	Long-term capital gain
December 27, 2012	0.18	Investment income

	$1.60

2013 ANNUAL MEETING OF SHAREHOLDERS

Location: Maryland Club, Baltimore, Maryland

Date: March 19, 2013

Time: 9:00 a.m.

PORTFOLIO REVIEW

December 31, 2012

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$124,063,367	16.9%
Chevron Corp.	93,000,400	12.7
Schlumberger Ltd.	43,306,250	5.9
Occidental Petroleum Corp.	27,579,600	3.8
Anadarko Petroleum Corp.	22,293,000	3.1
Noble Energy, Inc.	19,330,600	2.6
EOG Resources, Inc.	18,722,450	2.6
Dow Chemical Co.	17,776,000	2.4
National Oilwell Varco, Inc.	17,087,500	2.3
CF Industries Holdings, Inc.	17,079,458	2.3

Total	$400,238,625	54.6%

SECTOR WEIGHTINGS

LETTER TO SHAREHOLDERS

2012 IN REVIEW

Macro factors dominated the commodity markets in 2012 resulting in a mixed year for natural resource equities. An anemic economic recovery, persistent high unemployment, weather extremes, prolonged instability in a number of countries, and social unrest have all resulted in a challenging year for companies and investors in energy and basic materials. Returns for energy and basic materials equities underperformed the overall market. The Lipper Global Natural Resources Fund Index reported a one-year return of 2.4% for 2012 and an annualized return of 0.2% for the three-year period ending December 2012. Petroleum & Resources significantly outperformed this peer group, returning 4.0% on net asset value for the year and 8.0% annualized over three years. Energy returns as measured by the Dow Jones U.S. Oil and Gas Index were 4.7% and 9.3% for one and three years, and the Dow Jones U.S. Basic Materials Index returned 10.5% and 7.5%, respectively, for the same periods.

Reflecting muted world GDP growth, 2012 energy demand continued the pattern established in 2011. However, unlike in previous years, even developing countries including China and India experienced declining growth rates. These two countries reported increased oil demand but at a slower rate than recent years. Weather was the contributing factor for upside revisions to oil demand forecasts. Total world oil demand was up modestly with an ongoing shift in demand growth from developing countries to the non-OECD countries, as OECD demand reflected weak economic growth and high end-user prices. Still struggling internally, Europe continued its decline while Japan’s oil consumption increased due to nuclear power plant shutdowns. The U.S. was more resilient than other OECD countries, but its economic indicators throughout the year were mixed. China remained the most important driver of global demand. After disappointing demand in the first three quarters of the year, the country experienced significant improvement in the latter months. India, the Middle East and other parts of Asia also contributed to the modest world growth in oil consumption. Natural gas demand was more reflective of weather and coal displacement. 2012 was the warmest year on record since recordkeeping began in 1895 and challenged gas heating demand. Even with lower average natural gas prices, residential and commercial consumption in 2012 was down. The overall increase in gas demand was reflective of a structural shift toward generating more electricity from natural gas-fired power plants and price-based fuel switching from coal plants. Industrial consumption, which responds both to the economic environment and to weather, grew slightly.

The prospect for energy independence in the U.S. highlighted supply discussions this year. Continuing the supply renaissance resulting from improvements in technology, including hydraulic fracturing and horizontal drilling, the U.S. increased crude production by 14.3%, according to the Energy Information Agency (EIA), the largest increase to date. While still a major energy importer, the U.S. is rapidly reducing its dependence on foreign sources. Most of the surge in growth was in unconventional areas and easily outstripped takeaway capacity, causing basin pricing differentials and significant cost variations for refiners. Pipeline and rail solutions to these dislocations were undertaken, providing for better distribution of oil and gas. The U.S. represented most of the supply growth outside OPEC. That growth, coupled with tepid demand, contributed to oil markets being well supplied despite geopolitical problems in crucial oil-producing countries. Disruptions in South Sudan, Syria and Yemen threatened global production, putting upward pressure on oil prices at times during the year. However, most of the year the markets were well supplied. Saudi Arabia, the world’s largest oil producer, was forced to temper production to keep world supplies in check as the call on OPEC oil was below production levels.

Shifting to natural gas, the glut that developed in recent years from booming shale gas production, drilling improvements and associated gas continued despite the decline in the number of gas rigs. The industry reallocated capital away from dry-gas drilling and into higher return oil- and liquids-focused programs seeking better returns but gas production still increased 6% (EIA through September). Natural gas exited 2012 with high production ability and bulging inventories.

Douglas G. Ober Chairman and Chief Executive Officer Nancy J.F. Prue President

LETTER TO SHAREHOLDERS (CONTINUED)

All these factors were brought to bear on oil and gas prices. Oil prices continued to trade in a narrow band. Brent prices averaged about $111 per barrel for the second straight year. Domestic prices as measured by West Texas Intermediate increased slightly to average $94 per barrel. The differential between the two crudes resulting from location and transportation averaged $18. High inventories and strong production caused average spot prices for natural gas to fall significantly throughout the year from $4.02 per million British thermal units (MMBtu) in 2011 to $2.77 per MMBtu, the lowest average since 1999. By year-end, gas prices recovered to $3.35 per MMBtu.

While the performance of the energy and basic materials sectors overall was disappointing, companies within these sectors that refine, transport or use low-priced commodities outperformed. Refiners and chemical companies that benefited from location-advantaged crude oil, low-cost natural gas and natural gas liquid feedstocks performed well, as did pipeline companies. Representative portfolio companies that performed exceptionally well include HollyFrontier, LyondellBasell, CF Industries and Williams. The low-beta integrated companies provided better returns than exploration and production companies, while oil service and drillers declined. Similarly, industrial metals and mining reported poor returns.

INVESTMENT RESULTS

Net assets of the Fund on December 31, 2012 were $732,988,462 or $27.84 per share on 26,325,601 shares outstanding. This compares with $732,810,692 or $28.58 per share on 25,641,018 shares outstanding a year earlier.

Net investment income for 2012 was $12,359,977 compared to $10,208,955 for 2011. These earnings are equivalent to $0.48 and $0.41 per share, respectively, on the average number of shares outstanding throughout each year. Our expense ratio (total expenses to average net assets) for 2012 was 0.65%. Net realized gains amounted to $30,465,396 during the year, while the unrealized appreciation on investments decreased from $302,253,570 at December 31, 2011 to $284,191,650 at the end of 2012.

DIVIDENDS AND DISTRIBUTIONS

The total dividends and distributions paid in 2012 were $1.60 per share, producing a 6.4% annual distribution rate for the year that exceeded our 6% minimum distribution rate commitment, compared to $1.97 and an annual distribution rate of 7.1% in 2011. The table on page 19 shows the history of our dividends and distributions over the past fifteen years, including the annual distribution rate to shareholders.

The total distributions made in 2012 included a year-end distribution of $1.30 per share, as announced on November 8, 2012, consisting of investment income of $0.18 and capital gains of $1.12, paid on December 27, 2012 and taxable to shareholders in 2012. On January 10, 2013, a distribution of $0.10 per share was declared to shareholders of record on February 15, 2013, payable March 1, 2013, representing the balance of undistributed net investment income and capital gains earned during 2012 and an initial distribution from 2013 net investment income, all taxable to shareholders in 2013.

OUTLOOK FOR 2013

World economic turbulence will continue to affect demand in 2013. The U.S. averted the fiscal cliff early this year, but fiscal challenges remain domestically and in other areas, including Europe and Japan. China is demonstrating early signs of strength and other developing countries should provide modest world oil demand growth. While many uncertainties remain, the world economy may be near the end of decelerating demand growth. Global growth in demand and supply of oil should be well matched in 2013. Markets are well supplied by OPEC and North American growth. New U.S. pipeline and rail infrastructure will support U.S. production and reduce the spread between Brent and U.S. crudes. Oil prices are expected to remain range bound, averaging close to current levels with economic growth and supply disruptions setting the outer limits. Gas prices are forecasted to average higher than last year if weather cooperates and supply responds to reduced drilling activity. Higher gas prices support an increase in coal usage as this year’s fuel switching for power generation experiences some reversal. Government pronouncements on a variety of issues, including climate change, pipeline builds, hydraulic fracturing and exporting of resources, will carry headline risk and establish longer-term opportunities for U.S. resources.

The stock market responded early in 2013 to the U.S. avoiding the fiscal cliff and indications of housing and auto strength. Energy and basic material stocks participated in the move with the Dow Jones U.S. Oil and Gas Index rising over 6% and the Dow Jones U.S. Basic Materials Index moving 3% in the first few weeks. Our investment focus

LETTER TO SHAREHOLDERS (CONTINUED)

is on companies that benefit from the changing market dynamics. Factors including best in class and strategically-located assets, spending discipline and growth opportunities are also crucial. Low-cost producers in attractive basins, transporters of products and consumers of low-cost feedstocks have been our focus. Geopolitics, world economies and significant changes in the location of natural resources assets will provide investment opportunities for 2013.

By order of the Board of Directors,

Douglas G. Ober	Nancy J.F. Prue
Chairman and Chief Executive Officer	President

January 25, 2013

Douglas G. Ober, our long-time CEO and Chairman of the Board, is retiring on March 31, 2013. After joining the Fund in 1986, he became the CEO and lead portfolio manager in 1990 and Board Chairman in 1991. He has been the driving force behind the Fund’s performance over that time. His investment acumen and steady management style have come to define the Fund and have guided us through the many challenges that we have faced over the past 23 years.

Mr. Ober also will be stepping down as the Chairman of the Board after this year’s Annual Meeting, but will continue as a consultant to the Fund to assist with the transition to our new CEO. Mr. Ober has built and leaves behind an outstanding team that will continue to build on the Fund’s 83-year track record of investment performance for our shareholders. We want to express our profound admiration and appreciation for everything that he has accomplished over the past 27 years and wish him all the best in his well-deserved retirement.

Mark E. Stoeckle has been selected as the Fund’s next CEO and will begin his tenure on February 11, 2013. He will also be joining the Board of Directors. Mr. Stoeckle has had a distinguished 30-year career in financial services and asset management, and brings a wealth of investment and business experience to the role. He comes to the Fund from the global investment management firm BNP Paribas Investment Partners, in Boston, where he has served since 2004 as Chief Investment Officer, U.S. Equities and Global Sector Funds. With his outstanding record of achievement, his leadership ability and experience are ideally suited to lead our portfolio management team and the Fund.

Daniel E. Emerson, the Fund’s Lead Director and a member of the Board of Directors since 1987, has decided not to stand for reelection to the Board at the Annual Meeting. He has been a tremendous asset to the Fund over his tenure and has played an instrumental role in its success. He has served as the Chair of all of our Board Committees at one time or another and has helped to define the role of Lead Director that has served the Fund so well. Mr. Emerson is greatly admired by us all and we are so thankful for his keen insights and enthusiastic dedication to our mission. He will be missed.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets
Investments* at value:
Common stocks (cost $443,421,363)	$727,029,382
Short-term investments (cost $7,427,597)	7,427,597
Securities lending collateral (cost $3,427,809)	3,427,809	$737,884,788
Cash		150,725
Dividends and interest receivable		282,611
Prepaid pension cost		914,436
Prepaid expenses and other assets		977,738
Total Assets		740,210,298
Liabilities
Open written option contracts* at value (proceeds $1,608,777)		1,025,146
Obligations to return securities lending collateral		3,427,809
Accrued pension liabilities		1,648,754
Accrued expenses and other liabilities		1,120,127
Total Liabilities		7,221,836
Net Assets		$732,988,462

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 26,325,601 shares (includes 37,778 restricted shares, 9,600 nonvested or deferred restricted stock units, and 6,579 deferred stock units) (note 6)		$26,326
Additional capital surplus		448,044,076
Accumulated other comprehensive income (note 5)		(1,942,503)
Undistributed net investment income		1,210,241
Undistributed net realized gain on investments		1,458,672
Unrealized appreciation on investments		284,191,650
Net Assets Applicable to Common Stock		$732,988,462
Net Asset Value Per Share of Common Stock		$27.84

* See Schedule of Investments on page 14 and Schedule of Outstanding Written Option Contracts on page 17.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income
Income:
Dividends (net of $130,295 in foreign taxes)	$16,427,258
Other income	768,876
Total income	17,196,134
Expenses:
Investment research	1,898,252
Administration and operations	1,189,093
Directors’ fees	511,410
Travel, training, and other office expenses	278,119
Investment data services	207,948
Reports and shareholder communications	186,972
Transfer agent, registrar, and custodian	156,952
Occupancy	111,883
Audit and accounting services	99,972
Insurance	74,413
Legal services	55,578
Other	65,565
Total expenses	4,836,157
Net Investment Income	12,359,977

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	25,695,845
Net realized gain on written option contracts	4,769,551
Change in unrealized appreciation on securities	(17,819,694)
Change in unrealized appreciation on written option contracts	(242,226)
Net Gain on Investments	12,403,476

Other Comprehensive Income (note 5)
Defined benefit pension plans:
Net actuarial loss arising during period	(326,057)
Amortization of net loss	304,998
Effect of settlement (non-recurring)	112,241
Other Comprehensive Income	91,182
Change in Net Assets Resulting from Operations	$24,854,635

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2012	2011
From Operations:
Net investment income	$12,359,977	$10,208,955
Net realized gain on investments	30,465,396	39,332,517
Change in unrealized appreciation on investments	(18,061,920)	(49,850,819)
Change in accumulated other comprehensive income (note 5)	91,182	(853,586)
Change in net assets resulting from operations	24,854,635	(1,162,933)

Distributions to Shareholders From:
Net investment income	(10,772,359)	(9,671,069)
Net realized gain from investment transactions	(30,264,253)	(39,180,757)
Decrease in net assets from distributions	(41,036,612)	(48,851,826)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	16,022,167	20,801,833
Deferred compensation (notes 4, 6)	337,580	288,115
Increase in net assets from capital share transactions	16,359,747	21,089,948
Total Change in Net Assets	177,770	(28,924,811)

Net Assets:
Beginning of year	732,810,692	761,735,503
End of year (including undistributed net investment income of $1,210,241 and $(316,700), respectively)	$732,988,462	$732,810,692

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Fund is an internally-managed closed-end fund specializing in petroleum and other natural resource investments. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Fund management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

Expenses — The Fund shares certain costs for investment research and data services, administration and operations, travel, training, office expenses, occupancy, accounting and legal services, insurance, and other miscellaneous items with its non-controlling affiliate, The Adams Express Company. Shared expenses that are not solely attributable to one fund are allocated to each fund based on relative net asset values or, in the case of investment research staff and related costs, relative market values of portfolio securities in the particular sector of coverage. Expense allocations are updated quarterly, as appropriate, except for those related to payroll, which are updated annually.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade

NOTES TO FINANCIAL STATEMENTS

date. Gain or loss on sales of securities and options is determined on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Fund’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available in the circumstances.

The Fund’s investments at December 31, 2012 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$727,029,382	$—	$—	$727,029,382
Short-term investments	7,427,597	—	—	7,427,597
Securities lending collateral	3,427,809	—	—	3,427,809
Total investments	$737,884,788	$—	$—	$737,884,788
Written options	$(1,025,146)	$—	$—	$(1,025,146)

There were no transfers into or from Level 1 or Level 2 during the year ended December 31, 2012.

2. FEDERAL INCOME TAXES

No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2012, the identified cost of securities for federal income tax purposes was $454,276,769 and net unrealized appreciation aggregated $283,608,019, consisting of gross unrealized appreciation of $308,529,059 and gross unrealized depreciation of $24,921,040.

Distributions are determined in accordance with our minimum 6% distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Fund’s retirement plans and equity-based compensation. Differences that are permanent, while not material for the year ended December 31, 2012, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2012 and December 31, 2011 were classified as ordinary income of $11,021,223 and $10,161,938, respectively, and as long-term capital gain of $29,988,685 and $38,663,483, respectively. The tax basis of distributable earnings at December 31, 2012 was $1,267,803 of undistributed ordinary income and $865,950 of undistributed long-term capital gain.

3. INVESTMENT TRANSACTIONS

The Fund’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2012 were $84,592,620 and $98,538,873, respectively.

The Fund is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Fund may purchase and write option contracts to increase or decrease its equity price risk exposure or may write

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, liquidity, and unfavorable equity price movements. The Fund has mitigated counterparty credit and liquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Fund to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of December 31, 2012 can be found on page 17.

When the Fund writes (purchases) an option, an amount equal to the premium received (paid) by the Fund is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date and are separately identified in the Statement of Operations. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the year ended December 31, 2012 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2011	2,243	$387,334	4,208	$1,057,666
Options written	30,954	3,541,985	29,189	4,973,188
Options terminated in closing purchase transactions	(2,666)	(326,722)	(5,583)	(1,060,719)
Options expired	(22,306)	(2,582,347)	(20,305)	(3,461,885)
Options exercised	(1,710)	(266,329)	(3,456)	(653,394)
Options outstanding, December 31, 2012	6,515	$753,921	4,053	$854,856

4. CAPITAL STOCK

The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2012, the Fund issued 670,735 shares of its Common Stock at a price of $23.865 per share (the average market price on December 10, 2012) to shareholders of record on November 19, 2012 who elected to take stock in payment of the distribution from 2012 capital gain and investment income. During 2012, 612 shares were issued at a weighted average price of $24.59 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2011, the Fund issued 837,497 shares of its Common Stock at a price of $24.81 per share (the average market price on December 7, 2011) to shareholders of record on November 21, 2011 who elected to take stock in payment of the distribution from 2011 capital gain and investment income. During 2011, 870 shares were issued at a weighted average price of $26.83 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Fund may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2012 and 2011 were as follows:

	Shares		Amount
	2012	2011	2012	2011
Shares issued in payment of distributions	671,347	838,367	$16,022,167	$20,801,833
Net activity under the 2005 Equity Incentive Compensation Plan	13,236	12,953	337,580	288,115
Net change	684,583	851,320	$16,359,747	$21,089,948

5. RETIREMENT PLANS

Defined Contribution Plans — The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund expensed contributions to the plans in the amount of $194,810, a portion thereof based on company performance, for the year ended December 31, 2012. The Fund does not provide postretirement medical benefits.

Defined Benefit Plans — On October 1, 2009, the Fund froze its non-contributory qualified and nonqualified defined benefit pension plans. Benefits are based on length of service and compensation during the last five years of employment through

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost. Non-recurring settlement costs are recognized in net periodic pension cost when a plan participant receives a lump-sum benefit payment and includes the amount of which is in excess of the present value of the projected benefit and any unamortized actuarial losses attributable to the portion of the projected benefit obligation being satisfied.

The Fund’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Fund deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Fund contributed $2,000,000 to the qualified plan and $261,208 to the nonqualified plan in 2012 and anticipates making aggregate contributions of up to $525,000 in 2013.

The Fund uses a December 31 measurement date for its plans. Details in aggregate for the plans were as follows:

	2012	2011
Change in benefit obligation
Benefit obligation at beginning of year	$6,847,353	$5,897,575
Interest cost	235,120	244,878
Actuarial loss	593,010	778,925
Benefits paid	(74,025)	(74,025)
Effect of settlement (non-recurring)	(377,003)	—
Benefit obligation at end of year	$7,224,455	$6,847,353

	2012	2011
Change in qualified plan assets
Fair value of qualified plan assets at beginning of year	$4,415,557	$3,961,043
Actual return on plan assets	494,400	(42,669)
Employer contributions	2,000,000	540,000
Benefits paid	(42,817)	(42,817)
Settlement (non-recurring)	(377,003)	—
Fair value of qualified plan assets at end of year	$6,490,137	$4,415,557
Funded status	$(734,318)	$(2,431,796)

The accumulated benefit obligation for all defined benefit pension plans was $7,224,455 and $6,847,353 at December 31, 2012 and 2011, respectively.

The primary investment objectives of the Fund’s qualified pension plan assets are to provide capital appreciation, income, and preservation of capital. The plan’s objectives are achieved through a diversified portfolio including common stock of The Adams Express Company, the Fund’s non-controlling affiliate, and pooled separate accounts (“PSA”). PSAs are made up of a wide variety of underlying investments in equity and fixed income securities. The Fund’s targeted asset allocation for 2013 is to maintain approximately 80% of plan assets invested in fixed income securities, approximately 15% of plan assets invested in equity securities, and approximately 5% in cash and short-term securities. The investment in The Adams Express Company common stock represented 4% of plan assets at December 31, 2012.

The net asset value of a PSA is based on the fair value of its underlying investments. The fair value of the plan assets is determined using various inputs, summarized into the three levels described in footnote 1. The plan assets at December 31, 2012 were classified as follows:

	Level 1	Level 2	Level 3	Total
Equity PSAs	$—	$1,259,392	$—	$1,259,392
Fixed Income PSAs	—	2,689,672	—	2,689,672
Money Market PSA’s	—	2,267,163	—	2,267,163
Regulated Investment Companies	273,910	—	—	273,910
Total	$273,910	$6,216,227	$—	$6,490,137

Items impacting the Fund’s net investment income and accumulated other comprehensive income were:

	2012	2011
Components of net periodic pension cost
Interest cost	$235,120	$244,878
Expected return on plan assets	(221,440)	(213,408)
Net loss component	304,998	181,415
Effect of settlement (non-recurring)	112,241	—
Net periodic pension cost	$430,919	$212,885

	2012	2011
Accumulated other comprehensive income
Defined benefit pension plans:
Balance at beginning of year	$(2,033,685)	$(1,180,099)
Current period other comprehensive income	91,182	(853,586)
Balance at end of year	$(1,942,503)	$(2,033,685)

Accumulated other comprehensive income was comprised of net actuarial losses of $(1,942,503) and $(2,033,685) at December 31, 2012 and 2011, respectively. In 2013, the Fund estimates that $278,362 of net losses will be amortized from accumulated other comprehensive income into net periodic pension cost.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Assumptions used to determine benefit obligations were:

	2012	2011
Discount rate	3.64%	4.25%
Rate of compensation increase	—	—

The assumptions used to determine net periodic pension cost were:

	2012	2011
Discount rate	4.00%	5.00%
Expected long-term return on plan assets	6.50%	6.50%
Rate of compensation increase	—	—

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The following benefit payments are eligible to be paid in the years indicated:

Pension Benefits
2013	$2,250,000
2014	461,000
2015	160,000
2016	160,000
2017	1,450,000
Years 2018-2022	1,240,000

6. EQUITY-BASED COMPENSATION

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of restricted stock awards (both performance and nonperformance-based), as well as stock options and other stock incentives, to key employees and all non-employee directors. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards typically vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that annual employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The 2005 Plan provides for the issuance of up to 872,639 shares of the Fund’s Common Stock, of which 772,775 shares remain available for future grants at December 31, 2012.

A summary of the status of the Fund’s awards granted under the 2005 Plan as of December 31, 2012, and changes during the year then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2011	47,694	$25.69
Granted:
Restricted stock	14,873	25.08
Restricted stock units	3,200	26.71
Deferred stock units	861	24.71
Vested & issued	(10,028)	23.59
Forfeited	(2,643)	21.65
Balance at December 31, 2012 (includes 37,326 performance-based awards and 16,631 nonperformance-based awards)	53,957	$27.09

Compensation cost resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation cost is based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation cost for restricted stock granted to employees for the year ended December 31, 2012 was $305,547. The total compensation cost for restricted stock units granted to non-employee directors for the year ended December 31, 2012 was $87,160. As of December 31, 2012, there was total unrecognized compensation cost of $366,857, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. That cost is expected to be recognized over a weighted average period of 1.60 years. The total fair value of shares and units vested and issued during the year ended December 31, 2012 was $253,400.

The Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan. Unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years, however, remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Fund during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A summary of option activity under the 1985 Plan as of December 31, 2012, and changes during the year then ended is presented below:

	Options	Weighted- Average Exercise Price		Weighted- Average Remaining Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2011	5,208	$7.37		1.68
Exercised	(864)	6.23		—	$16,351
Outstanding and exercisable at December 31, 2012	4,344	$6.42	*	1.00	$76,042
*	Actual exercise price for all outstanding options.

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2012 was $5,495.

7. OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the year ended December 31, 2012 to officers and directors amounted to $2,103,908, of which $474,863 was paid as fees to directors who were not officers. These amounts represent the taxable income to the Fund’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2012, the Fund had securities on loan of $3,642,165 and held cash collateral of $3,427,809; additional collateral was delivered the next business day in accordance with the procedure described above. The Fund is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. OPERATING LEASE COMMITMENTS

The Fund leases office space and equipment under operating lease agreements expiring at various dates through the year 2016. The Fund recognized rental expense of $102,866 in 2012, and its minimum rental commitments are as follows:

2013	$105,400
2014	105,705
2015	105,891
2016	51,157
Total	$368,153

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$28.58	$30.73	$26.75	$22.49	$42.99
Net investment income	0.48	0.41	0.35	0.28	0.43
Net realized gains and increase (decrease) in unrealized appreciation	0.48	(0.42)	4.97	5.37	(17.71)
Change in accumulated other comprehensive income (note 5)	—	(0.03)	0.01	0.10	(0.07)
Total from investment operations	0.96	(0.04)	5.33	5.75	(17.35)

Less distributions
Dividends from net investment income	(0.42)	(0.39)	(0.32)	(0.37)	(0.38)
Distributions from net realized gains	(1.18)	(1.58)	(0.95)	(1.03)	(2.61)
Total distributions	(1.60)	(1.97)	(1.27)	(1.40)	(2.99)
Capital share repurchases	—	—	—	0.02	0.08
Reinvestment of distributions	(0.10)	(0.14)	(0.08)	(0.11)	(0.24)
Total capital share transactions	(0.10)	(0.14)	(0.08)	(0.09)	(0.16)
Net asset value, end of year	$27.84	$28.58	$30.73	$26.75	$22.49
Market price, end of year	$23.92	$24.48	$27.01	$23.74	$19.41

Total Investment Return
Based on market price	4.3%	(2.3)%	19.6%	30.3%	(42.2)%
Based on net asset value	4.0%	0.3%	20.8%	26.7%	(39.8)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$732,988	$732,811	$761,736	$650,718	$538,937
Ratio of expenses to average net assets*	0.65%	0.56%	0.64%	0.96%	0.51%
Ratio of net investment income to average net assets*	1.67%	1.29%	1.32%	1.18%	1.10%
Portfolio turnover	11.72%	16.40%	16.79%	14.35%	16.89%
Number of shares outstanding at end of year (in 000’s)	26,326	25,641	24,790	24,327	23,959

*	For 2009, the ratios of expenses and net investment income to average net assets were 0.78% and 1.36%, respectively, after adjusting for non-recurring pension expenses. For 2012, the adjusted ratios were 0.64% and 1.68%, respectively.

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value (A)
Common Stocks — 99.2%
Energy — 78.2%
Exploration & Production — 21.6%
Anadarko Petroleum Corp.	300,000	$22,293,000
Apache Corp.	160,000	12,560,000
Devon Energy Corp.	135,000	7,025,400
Energen Corp.	175,000	7,890,750
EOG Resources, Inc.	155,000	18,722,450
EQT Corp.	140,000	8,257,200
Forest Oil Corp. (C)	173,500	1,160,715
Marathon Oil Corp.	175,000	5,365,500
Midstates Petroleum Co., Inc. (C)	250,000	1,722,500
Newfield Exploration Co. (C)	80,000	2,142,400
Noble Energy, Inc.	190,000	19,330,600
Oasis Petroleum, Inc. (C)	150,000	4,770,000
Occidental Petroleum Corp.	360,000	27,579,600
Pioneer Natural Resources Co. (E)	100,000	10,659,000
QEP Resources, Inc. (with attached rights)	165,000	4,994,550
Southwestern Energy Co. (C)	55,000	1,837,550
WPX Energy, Inc. (C)	150,000	2,232,000

		158,543,215

Integrated Oil & Gas — 33.9%
Chevron Corp.	860,000	93,000,400
ConocoPhillips	275,000	15,947,250
Exxon Mobil Corp. (F)	1,433,430	124,063,367
Hess Corp.	225,000	11,916,000
Royal Dutch Shell plc (Class A) ADR	50,903	3,509,762

		248,436,779

Pipelines — 3.2%
Kinder Morgan Inc.	250,000	8,832,500
Spectra Energy Corp.	57,012	1,560,989
Williams Companies, Inc.	400,000	13,096,000

		23,489,489

Refiners — 4.0%
HollyFrontier Corp. (E)	60,000	2,793,000
Marathon Petroleum Corp.	190,000	11,970,000
Phillips 66	275,000	14,602,500

		29,365,500

Services — 15.5%
Baker Hughes, Inc. (E)	60,000	2,450,400
FMC Technologies, Inc. (C)	100,000	4,283,000
Halliburton Co. (E)	427,500	14,829,975
Nabors Industries Ltd. (C)	119,000	1,719,550
National Oilwell Varco, Inc. (E)	250,000	17,087,500
Oil States International, Inc. (C)	140,000	10,015,600
Schlumberger Ltd.	625,000	43,306,250
Seadrill Ltd.	200,003	7,360,110
Transocean Ltd. (C)	170,000	7,590,500
Weatherford International, Ltd. (C)(E)	400,000	4,476,000

		113,118,885

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2012

	Principal/ Shares	Value (A)
Basic Materials — 18.4%
Chemicals — 12.0%
CF Industries Holdings, Inc. (E)	84,069	$17,079,458
Dow Chemical Co.	550,000	17,776,000
E.I. du Pont de Nemours and Co.	125,000	5,621,250
FMC Corp. (E)	230,000	13,459,600
LyondellBasell Industries N.V. (Class A)	134,000	7,650,060
Potash Corporation of Saskatchewan Inc.	240,000	9,765,600
Praxair, Inc. (E)	150,000	16,417,500

		87,769,468

Gold & Precious Metals — 1.7%
SPDR Gold Trust (C)(E)	75,000	12,150,750

Industrial Metals — 4.0%
Cliffs Natural Resources Inc. (B)(E)	142,000	5,475,520
Freeport-McMoRan Copper & Gold Inc. (E)	487,000	16,655,400
Teck Resources Ltd. (Class B) (E)	200,000	7,270,000

		29,400,920

Mining — 0.7%
Peabody Energy Corp	202,440	5,386,928

Utilities — 2.6%
National Fuel Gas Co.	100,000	5,069,000
New Jersey Resources Corp.	258,000	10,221,960
Questar Corp.	206,300	4,076,488

		19,367,448

Total Common Stocks (Cost $443,421,363)		727,029,382

Short-Term Investments — 1.0%
Money Market Account — 1.0%
M&T Bank, 0.20%	$7,297,597	7,297,597

Money Market Funds — 0.0%
Fidelity Institutional Money Market-Money Market Portfolio (Institutional Class), 0.18% (D)	100,000	100,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.05% (D)	10,000	10,000

		130,000

Total Short-Term Investments (Cost $7,427,597)		7,427,597

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2012

	Shares	Value (A)
Securities Lending Collateral — 0.5%
(Cost $3,427,809)
Money Market Funds — 0.5%
Invesco Short-Term Investment Trust — Liquid Assets Portfolio (Institutional Class), 0.15% (D)	3,427,809	$3,427,809

Total Investments — 100.7% (Cost $454,276,769)		737,884,788
Cash, receivables, prepaid expenses and other assets, less liabilities — (0.7)%		(4,896,326)

Net Assets — 100.0%		$732,988,462

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $41,062,452.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $25,696,575.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

December 31, 2012

Contracts (100 shares each)	Security	Strike Price	Contract Expiration	Value

COVERED CALLS
200	Baker Hughes, Inc.	$ 43	Jan 13	$6,400
400	Baker Hughes, Inc.	50	Jan 13	400
168	CF Industries Holdings, Inc.	250	Jan 13	3,696
168	CF Industries Holdings, Inc.	240	Feb 13	17,976
30	CF Industries Holdings, Inc.	245	May 13	8,700
426	Cliffs Natural Resources Inc.	55	Jan 13	852
300	FMC Corp.	57.50	Jan 13	55,500
609	Freeport-McMoRan Copper & Gold Inc.	36	Feb 13	44,457
855	Halliburton Co.	35	Jan 13	66,690
250	HollyFrontier Corp.	45.50	Jan 13	52,500
250	HollyFrontier Corp.	48.50	Mar 13	48,750
324	National Oilwell Varco, Inc.	90	Jan 13	972
250	Pioneer Natural Resources Co.	130	Jan 13	5,000
300	Praxair, Inc.	115	Apr 13	52,500
100	SPDR Gold Trust	170	Jan 13	1,600
100	SPDR Gold Trust	185	Feb 13	1,000
100	SPDR Gold Trust	190	Mar 13	1,800
150	SPDR Gold Trust	170	Apr 13	31,950
150	SPDR Gold Trust	180	Jun 13	27,450
385	Teck Resources Ltd. (Class B)	36	Jan 13	47,355
1,000	Weatherford International, Ltd.	14	Jan 13	5,000

6,515				480,548

COLLATERALIZED PUTS
168	CF Industries Holdings, Inc.	165	Jan 13	3,360
17	CF Industries Holdings, Inc.	165	Feb 13	2,193
168	CF Industries Holdings, Inc.	165	May 13	70,560
201	E.I. du Pont de Nemours and Co.	48	Jan 13	63,315
250	Exxon Mobil Corp.	65	Jan 13	1,000
250	FMC Technologies, Inc.	40	Jan 13	7,500
339	LyondellBasell Industries N.V. (Class A)	42.25	Mar 13	13,560
250	National Oilwell Varco, Inc.	65	May 13	101,250
300	Oil States International Inc.	70	Mar 13	114,000
500	Peabody Energy Corp.	23	Jan 13	8,500
150	Praxair, Inc.	90	Jan 13	2,250
625	Schlumberger Ltd.	60	Apr 13	95,625
250	Southwestern Energy Co.	29	Jan 13	2,750
50	SPDR Gold Trust	140	Jan 13	550
50	SPDR Gold Trust	159	Feb 13	8,350
50	SPDR Gold Trust	166	Mar 13	31,000
50	SPDR Gold Trust	148	Apr 13	4,150
50	SPDR Gold Trust	150	Jun 13	11,000
335	Weatherford International, Ltd.	10	Jan 13	3,685

4,053				544,598

	Total Option Liability (Unrealized Gain of $583,631)			$1,025,146

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (the Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 15, 2013

CHANGES IN PORTFOLIO SECURITIES

During the Three Months December 31, 2012

(unaudited)

	Shares
	Additions	Reductions	Held Dec. 31, 2012
ConocoPhillips	25,000		275,000
E. I. du Pont de Nemours and Co.	50,000		125,000
EOG Resources, Inc.	25,000		155,000
FMC Technologies, Inc.	100,000		100,000
Hess Corp.	25,000	25,000	225,000
Peabody Energy Corp.	10,000		202,440
Phillips 66	25,000		275,000
Schlumberger Ltd.	50,000		625,000
SPDR Gold Trust	10,000		75,000
Transocean Ltd.	25,000		170,000
Air Products & Chemicals, Inc.		100,000	—
Exxon Mobil Corp.		25,000	1,433,430
FMC Corp.		30,000	230,000
Forest Oil Corp.		26,500	173,500
MDU Resources Group, Inc.		187,000	—
New Jersey Resources Corp.		22,000	258,000
QEP Resources, Inc.		25,000	165,000
Royal Dutch Shell plc (Class A) ADR		85,000	50,903
Spectra Energy Corp.		20,000	57,012

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Income Dividends Per Share*	Capital Gains Distributions Per Share*	Total Dividends and Distributions Per Share*	Annual Distribution Rate**
1998	$474,821,118	20,762,063	$22.87	$20.42	$.52	$1.01	$1.53	6.5%
1999	565,075,001	21,471,270	26.32	21.50	.48	1.07	1.55	7.1
2000	688,172,867	21,053,644	32.69	27.31	.39	1.35	1.74	6.9
2001	526,491,798	21,147,563	24.90	23.46	.43	1.07	1.50	5.6
2002	451,275,463	21,510,067	20.98	19.18	.43	.68	1.11	5.1
2003	522,941,279	21,736,777	24.06	23.74	.38	.81	1.19	5.8
2004	618,887,401	21,979,676	28.16	25.78	.44	.88	1.32	5.4
2005	761,913,652	21,621,072	35.24	32.34	.56	1.22	1.78	5.9
2006	812,047,239	22,180,867	36.61	33.46	.47	3.33	3.80	11.2
2007	978,919,829	22,768,250	42.99	38.66	.49	3.82	4.31	11.6
2008	538,936,942	23,958,656	22.49	19.41	.38	2.61	2.99	8.9
2009	650,718,323	24,327,307	26.75	23.74	.37	1.03	1.40	6.6
2010	761,735,503	24,789,698	30.73	27.01	.32	.95	1.27	5.5
2011	732,810,692	25,641,018	28.58	24.48	.39	1.58	1.97	7.1
2012	732,988,462	26,325,601	27.84	23.92	.42	1.18	1.60	6.4

*	Adjusted for 3-for-2 stock split effected in October 2000.
**	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Fund’s Common Stock for the calendar year in years prior to 2012 and for the twelve months ended October 31 beginning in 2012, which is consistent with the calculation to determine the minimum distribution rate commitment announced in September 2012.

PETROLEUM & RESOURCES CORPORATION

(unaudited)

Calendar year- end	Market value of original investment	Cumulative market value of shares from capital gains distributions	Cumulative market value of shares from income dividends	Total market value	Net asset value of total shares
1998	$8,374	$420	$198	$8,992	$10,068
1999	8,816	950	413	10,179	12,462
2000	11,199	1,925	722	13,846	16,574
2001	9,620	2,211	811	12,642	13,419
2002	7,865	2,170	869	10,904	11,928
2003	9,735	3,203	1,318	14,256	14,448
2004	10,572	4,011	1,721	16,304	17,809
2005	13,262	5,788	2,516	21,566	23,499
2006	13,721	8,215	2,912	24,848	27,188
2007	15,853	12,431	3,733	32,017	35,604
2008	7,959	8,476	2,067	18,502	21,438
2009	9,735	11,435	2,928	24,098	27,154
2010	11,076	14,025	3,716	28,817	32,785
2011	10,039	14,378	3,743	28,160	32,876
2012	9,809	15,415	4,136	29,360	34,171

ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1998–2012. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by shareholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

$40,000
$30,000
$20,000
$10,000
Net Asset Value of Total Shares
Total Market Value
Initial Net Asset Value
$11,334
$34,171
$29,360
$4,136
$15,415
$9,809
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
Net Asset Value of Total Shares
Market Value of Original Investment
Cumulative Market Value of Shares from Capital Gains Distributions
Cumulative Market Value of Shares from Income Dividends

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website at www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

ANNUAL CERTIFICATION

The Corporation’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2012 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website at www.peteres.com under the headings “About Petroleum & Resources” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

PRIVACY POLICY

In order to conduct its business, the Fund, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

BOARD OF DIRECTORS

Personal Information	Position Held with the Fund	Term of Office	Length of Time Served	Principal Occupations	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Independent Directors

Enrique R. Arzac, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 71	Director	One Year	Since 1987	Professor of Finance and Economics at the Graduate School of Business, Columbia University, formerly Vice Dean of Academic Affairs.	Two	Director of The Adams Express Company (investment company), Aberdeen Asset Management Funds (6 funds) (investment companies), Credit Suisse Asset Management Funds (“CSAM”) (9 funds) (investment companies), Epoch Holdings Corporation (asset management), and Mirae Asset Discovery Funds (6 funds) (investment companies). In addition to the CSAM funds referred to above, Dr. Arzac served as a director of 8 other funds at CSAM and as a director of Starcomms Plc (telecommunications) within the past five years.
Phyllis O. Bonanno 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 69	Director	One Year	Since 2003	Retired President & CEO of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Vice President of Warnaco Inc. (apparel).	Two	Director of The Adams Express Company (investment company), Borg-Warner Inc. (industrial), and Mohawk Industries, Inc. (carpets and flooring).
Kenneth J. Dale 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 56	Director	One Year	Since 2008	Senior Vice President and Chief Financial Officer of The Associated Press.	Two	Director of The Adams Express Company (investment company).
Daniel E. Emerson 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 88	Director	One Year	Since 1987	Retired Executive Vice President of NYNEX Corp. (communications), retired Chairman of the Board of both NYNEX Information Resources Co. and NYNEX Mobile Communications Co. Previously, Executive Vice President and Director of New York Telephone Company.	Two	Director of The Adams Express Company (investment company).
Frederic A. Escherich 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 60	Director	One Year	Since 2006	Private Investor. Formerly, Managing Director and head of Mergers and Acquisitions Research and the Financial Advisory Department with JPMorgan.	Two	Director of The Adams Express Company (investment company).
Roger W. Gale, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 66	Director	One Year	Since 2005	President & CEO of GF Energy, LLC (consultants to electric power companies). Formerly, member of management group of PA Consulting Group (energy consultants).	Two	Director of The Adams Express Company (investment company) and during the past five years also served as a director of Ormat Technologies, Inc. (geothermal and renewable energy).

BOARD OF DIRECTORS (CONTINUED)

Personal Information	Position Held with the Fund	Term of Office	Length of Time Served	Principal Occupations	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Independent Directors (continued)

Kathleen T. McGahran, Ph.D., J.D., C.P.A 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 62	Director	One Year	Since 2003	President & CEO of Pelham Associates, Inc. (executive education), and Adjunct Associate Professor, Stern School of Business, New York University. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University.	Two	Director of The Adams Express Company (investment company).
Craig R. Smith, M.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 66	Director	One Year	Since 2005	Chief Operating Officer and Manager of Algenol LLC (ethanol manufacturing). Formerly, President, Williston Consulting LLC (consultants to pharmaceutical and biotechnology industries) and Chairman, President & CEO of Guilford Pharmaceuticals (pharmaceuticals and biotechnology).	Two	Director of The Adams Express Company (investment company), Depomed, Inc. (specialty pharmaceuticals), and during the past five years also served as a director of LaJolla Pharmaceutical Company and Algenol Biofuels, Inc. (ethanol manufacturing).

Interested Director

Douglas G. Ober 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 66	Director, Chairman and CEO	One Year	Director since 1989; Chairman of the Board since 1991	Chairman and CEO of the Fund and Chairman and CEO of The Adams Express Company.	Two	Director of The Adams Express Company (investment company).

This report, including the financial statements herein, is transmitted to the shareholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SHAREHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gain earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Corporation (AST). The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.

Fees:

Initial Enrollment and Optional Cash Investments:

Service Fee $2.50 per investment

Brokerage Commission $0.05 per share

Reinvestment of Dividends*:

Service Fee 2% of amount invested

(maximum of $2.50 per investment)

Brokerage Commission $0.05 per share

Sale of Shares:

Service Fee $10.00

Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping $7.50

(waived if sold)

Book to Book Transfers Included

To transfer shares to another participant or to a new participant

* The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Minimum and Maximum Cash Investments:

Initial minimum investment (non-holders) $500

Minimum optional investment (existing holders) $50

Electronic Funds Transfer (monthly minimum) $50

Maximum per transaction $25,000

Maximum per year NONE

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

PETROLEUM & RESOURCES CORPORATION

Board Of Directors

Enrique R. Arzac [2,3] Phyllis O. Bonanno [1,3,5] Kenneth J. Dale [2,4] Daniel E. Emerson [1,3,5] Frederic A. Escherich [1,4,5]	Roger W. Gale [2,4] Kathleen T. McGahran [2,3] Douglas G. Ober [1] Craig R. Smith [1,3,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman and Chief Executive Officer

Nancy J.F. Prue, CFA	President

David D. Weaver, CFA	Executive Vice President

Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary

Michael A. Kijesky, CFA	Vice President — Research

Brian S. Hook, CFA, CPA	Chief Financial Officer and Treasurer

Christine M. Sloan, CPA	Assistant Treasurer

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900        (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Petroleum & Resources Corporation

Seven St. Paul Street

Suite 1140

BALTIMORE , MD 21202

(410) 752-5900 or (800) 638-2479

www.peteres.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.peteres.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Enrique R. Arzac and Kathleen T. McGahran, who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements and review of the registrant's semi-annual financial statements for 2012 and 2011 were $61,052 and $59,714, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2012 and 2011.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2012 and 2011 were $6,588 and $5,088, respectively.

(d) All Other Fees. The aggregate fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2012 and 2011 were $6,617 and $5,821, respectively, which related to the review of the registrant's procedures for calculating the amounts to be paid or granted to the registrant's officers in accordance with the registrant's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to those plans, and preparation of a related report to the registrant's Compensation Committee; and review of the documentation relating to compliance by the registrant's employees and directors with the requirements of the registrant's Code of Ethics pertaining to personal stock trading, and presentation of a related report to the Chief Executive Officer.

(e)	(1)

Audit Committee Pre-Approval Policy. The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit and review quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting. All services performed in 2012 were pre-approved by the audit committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2012 and 2011 were $13,205 and $10,909, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, Chair, Kenneth J. Dale, Roger W. Gale and Kathleen T. McGahran.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

Petroleum & Resources Corporation ("Petroleum") follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that shareholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our shareholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the recommendation of the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most shareholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to- day operations of the company or concern matters that are more appropriate for global solutions rather than company- specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer, Nancy J.F. Prue, President, and David D. Weaver, Executive Vice President, comprise the 3 person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013; prior thereto, he served as Chief Investment Officer, U.S. Equities and Global Sector Funds, for BNP Paribas Investment Partners in Boston, MA. Ms. Prue has been a member of the portfolio management team since July 2009 and Mr. Weaver has been such since March 2010. Ms. Prue has served as President for the registrant since March 2012. Prior thereto, Ms. Prue served as Executive Vice President for the registrant from July 2009 to March 2012, as Vice President from 2005 to July 2009 for the registrant and as Vice President-Research from 1986 to 2005. Mr. Weaver has served as an officer for The Adams Express Company (Adams) since January 2007 and a research analyst from 2004 to January 2007. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle and Weaver and Ms. Prue receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

(2) As of the date of this filing, Messrs. Stoeckle and Weaver and Ms. Prue also serve on the portfolio management team for the registrant's non-controlling affiliate, Adams, a registered investment company with total net assets of $1,155,997,037 as of December 31, 2012. Mr. Stoeckle is Chief Executive Officer of Adams and Mr. Weaver and Ms. Prue serve as President and Executive Vice President, respectively. The registrant is a non-diversified fund specializing in the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2012, registrant's portfolio managers (Mr. Stoeckle was not a portfolio manager of registrant at that time) are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan and its components. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a three-fourths weighting for the Chief Executive Officer and a two-thirds weighting for other portfolio managers, and individual performance, with a one-fourth weighting for the Chief Executive Officer and a one-third weighting for other portfolio managers. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the President and Executive Vice President. Fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The registrant's total return on net asset value ("NAV") over each of the two periods is used to determine a base percentage of target, which is then adjusted by performance relative to an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index. Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established target. Equity incentive compensation, based on a plan approved by shareholders in 2005 and reapproved in 2010, can take several forms. For 2012, grants of restricted stock were made to Ms. Prue and Mr. Weaver on January 12, 2012, which vest three years after grant, but only upon the achievement of specified performance criteria. The target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the registrant's three-year average annual NAV total return meets or exceeds the three-year average annual total return of a performance benchmark comprised of a 50/50 blend of (a) an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index (for 50%) and (b) the Lipper Global Natural Resources Fund Index (for 50%) ("Hypothetical Portfolio"). Depending on the level of registrant's outperformance or underperformance of the performance benchmark on the measurement date, an additional number of shares, a lesser percentage, or no shares will be earned and will vest. The structure of the compensation that the portfolio managers receive from Adams is the same as that for registrant with the exceptions that (1) the portfolio managers' cash incentive compensation is based on a comparison with the performance of the S&P 500 Index and (2) for the equity incentive compensation from Adams, the Hypothetical Portfolio that is used for determining the number of shares of restricted stock that will vest is comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Mutual Funds Average.

(4) As of February 11, 2013, Mr. Stoeckle is being compensated with a base salary, annual cash incentive bonus, and an annual equity incentive bonus. Upon commencing service with the registrant, Mr. Stoeckle also received a sign-on cash bonus and two equity incentive bonuses, the first of which vests in one year from the date of grant and the second of which is comprised of restricted shares that will vest in one-third tranches on each of the next three anniversaries of the grant date, provided that he remains in the registrant's employ on those dates. For his services in 2013 and the future, the structure of his compensation will be the same as is described for the other members of the portfolio management team in subparagraph (3) above, except that, for his annual equity incentive compensation for 2013 from both the registrant and Adams, a minimum amount has been contractually agreed upon.

(5) Using a valuation date of December 31, 2012, Ms. Prue and Mr. Weaver each beneficially owned equity securities in the registrant valued between $100,001 and $500,000. Using a valuation date of February 11, 2013, Mr. Stoeckle beneficially owned equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	-----------------------------------		-----------------------------------	-----------------------------------		-----------------------------------
January 2012	0		$0.00	0		1,240,156
February 2012	0		$0.00	0		1,240,156
March 2012	0		$0.00	0		1,240,156
April 2012	0		$0.00	0		1,240,156
May 2012	0		$0.00	0		1,240,156
June 2012	0		$0.00	0		1,240,156
July 2012	0		$0.00	0		1,240,156
August 2012	0		$0.00	0		1,240,156
September 2012	0		$0.00	0		1,240,156
October 2012	0		$0.00	0		1,240,156
November 2012	0		$0.00	0		1,240,156
December 2012	0		$0.00	0		1,282,726	(2)
	-----------------------------------		-----------------------------------	-----------------------------------
Total	0	(1)	$0.00	0	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 8, 2011.

(2.b) The share amount approved in 2011 was 5% of outstanding shares, or 1,240,156 shares.

(2.c) The Plan was set to expire on December 31, 2012, but was extended by the Board on December 13, 2012, authorizing purchases of up to 5% of the outstanding shares, or 1,282,726 shares, through December 31, 2013.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Petroleum & Resources Corporation

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 26, 2013

By:	/s/ Brian S. Hook
Brian S. Hook
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	February 26, 2013